BioSig™ technologies

Corporate Presentation

Winter 2021

NASDAQ : BSGM

Disclaimer

This presentation contains forward-looking statements including statements that address activities, events or developments that BioSig expects, believes or anticipates will or may occur in the future, such as predictions of financial performance, approvals and launches by BioSig of new products, market acceptance of BioSig's products, market and procedure projections, financing plans, and related documents. Forward-looking statements are based on BioSig's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond BioSig's control.

These risks and uncertainties include the timing of approvals for BioSig products, rate and degree of market acceptance of products, BioSig's ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products and the impact of failure to obtain such clearances and approvals on its ability to promote its products and train doctors and operators in the use of its products, the timing of and ability to obtain reimbursement if required of procedures utilizing BioSig's products and the potential impact of current healthcare reform initiatives thereon, competition from existing and new products and procedures or BioSig's ability to effectively react to other risks and uncertainties described from time to time in BioSig's SEC filings, such as fluctuation of financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, negative publicity, current worldwide economic conditions and share price volatility.

BioSig does not guarantee any forward-looking statements, and actual results may differ materially from those projected. Unless required by law, BioSig undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Who We Are – NASDAQ: BSGM

PURE EP™
SEE MORE, CLEARLY

- EP Tech Market 13.5% CAGR
- Global EP Market Expected to be $12.2 Billion by 2026*
- 31 Patents Issued
- First Customer is #1 Center by Volume in U.S.
- Razor & Blade Business Model
- FDA Approved
- Unblinding of clinical data in 2021

Data source: MarketWatch Global Electrophysiology Device Market Could Exceed $12.2 Billion By 2026

PURE EP™ Developed Through Collaboration with Leading Centers

Relationships at leading, high-volume centers create traction for PURE EP™ in the market

2011 – Concept developed with Texas Cardiac Arrhythmia Institute

2013 – Proof of concept test completed at UCLA

2014 – Prototype test with UCLA

2014 – Initial pre-clinical planning at Mayo Clinic

2015 – First pre-clinical trials at Mayo Clinic

2016 – Advanced research at Mayo Clinic, trials at Mount Sinai

2016 – Technology development partnership with Minnetronix

2017 – Strategic collaboration with Mayo Clinic, first beta units, pre-FDA testing

2018 – FDA 510(k) clearance

2019 – First patient cases and first clinical trial

2020 – Targeted commercial release of PURE EP™ System

Market Opportunity – PURE EP ™

Global EP Procedures Growing Rapidly

Cardiac Ablation Procedures Are Key Hospital Revenue Drivers

Complex Cardiac Ablation:

13.5% Growth Rate


U.S.
3,425
EP labs
OUS:
3,915
EP labs

Total Global Addressable Market

$2.0 Billion

EP During COVID-19

EP procedures are clinically urgent

- Delaying procedure increases stroke risk and worsens outcomes

EP procedures are revenue generating

- CV surgery and invasive cardiology have the highest net annual revenue compared to all other service lines

Median Revenues Per Case For Ablation and Select EP Procedures



Inpatient Ablations
Median Medicare $ Fee
Median Commercial $ Fee
$55,825
$51,512
Outpatient Ablations
$33,417
Inpatient CV Comparators
$23,240
$19,460
$20,520
$9,600
N/A
N/A
N/A
DRG 273 (ablations w/MCC)
DRG 274 (ablations w/o MCC)
APC 5213 (level 3 EP procedures)
All inpatient EP
All inpatient CV

Reimbursement rates continue to increase

- From 2019 to 2020 ablations and LAAO (DRG 274) had a reimbursement rate increase of 8.8%

CMS Reimbursement Changes From FY 2019 to FY 2020	
Procedure	**Reimbursement Rate Change**
Inpatient	
All inpatient services	2.5%
Ablations and LAAO (DRG 274)	**8.8%**
Pacemaker implant (DRG 244)	0.9%
ICD implant (DRG 227)	0.9%
Outpatient	
All outpatient services	2.6%
Ablations (APC 5213)	6.3%
Pacemaker implant (APC 5223)	3.8%
ICD implant (APC 5232)	5.3%

*Data Source: Advisory Board, Published by Cardiovascular Rounds

PURE EP™ System – Customer Installations



Hospital of the
University of Pennsylvania

PURE EP ™


BioSig

Texas Cardiac Arrhythmia Institute

Challenges in EP For All Procedures

Physicians Can't Fix What They Can't See

Signal Quality
81% of physicians rated signal quality as "Critical"

Success Rate
20 - 40% of ablations are unsuccessful



PURE EP
II
aVF
V1
CR 9,10
CR 7,8
CR 5,6
CR 3,4
CR 1,2
ABL d
CS 9,10
CS 7,8
CS 5,6
CS 3,4
CS 1,2
Control
I
aVF
V1
CR 9,10
CR 7,8
CR 5,6
CR 3,4
CR 1,2
ABL d
CS 9,10
CS 7,8
CS 5,6
CS 3,4
CS 1,2

Expanded Product Adoption, Experience, and a Growing Database

# PURE EP Procedures by Account	
TCAI (TX)	266
Mayo JAX (FL)	103
Penn (PA)	70
MGH (MA)	13
Deborah (NJ)	54
Overland Park (KS)	31
Memorial (IN)	13
EE 1 cases (4 ctrs)	20
TOTAL	**570**

*Data as of Feb. 19, 2021 w a lag in some reporting
*COVID shutdown Mar 12 - May 3
*Diagnosis was not logged for all procedures

# Physician Users	
TCAI	10
Mayo	3
Penn	12
MGH	1
Deborah	2
Overland Park	4
Memorial	2
Other EE Ctrs	4
TOTAL	**38**

Diagnosis		Diagnosis	
Persistent AF	150	Atypical Flutter	11
Paroxysmal AF	176	Atrial Tachycardia	7
PVC	70	AVNRT	10
Ischemic VT	18	Typical Flutter	8
Nonischemic VT	14	AVRT/WPW	5

2019
1 center
69 procedures

2020
7 centers
425 procedures

2021
>20 centers
>1000 procedures

Our Clinical Path

PURE EP™

PRE-CLINICAL STUDIES

- 23 studies
- Mayo Clinic, Mount Sinai, University of Pennsylvania
- Published peer reviews in leading journals

FIRST-IN-HUMAN CASES

- 21 patients
- TCAI, Greenville Memorial Hospital, University of Indiana
- Results shown improved signal fidelity


BioSig

CLINICAL TRIAL

- >500 patients cases conducted to date with >60 patients enrolled in the trial
- TCAI, Mayo Clinic FL, and Mass General
- Independent signal review is randomized and blinded
- Data expected to be presented in leading peer- reviewed publications

Clinical Data PURE EP™ 2.0 Studies

- *The Primary Aim: to further establish the safety and effectiveness of the PURE EP™ System.*
- *The Secondary Aim: to assess the quality and clinical relevance of the PURE EP™ System's signals when compared to other sources of intracardiac signals.*

Stage 1: **COMPLETE**

- 32 samples, single center
- Only Afib Ablations
- A blinded, independent analysis confirmed that the PURE EP™ system's signals are preferred to conventional sources
- Key Finding - 36% of the time PURE EP™ provides important additional signal components

Stage 2: **UNDERWAY**

- 138 samples, multi-centered
- All Ablation Types
- Currently undergoing blinded, independent analysis
- Q1/21 - Submission of abstract and manuscript (expected)
- Q3/21 – Expected unblinding and dissemination of the results

ClinicalTrials.gov Identifier: NCT04112433

Physician Testimonies



"The PURE EP System does provide innovative design with greater resolution and greater bandwidth, which should allow for safer and more efficacious ablations in the future."

- K. Venkatachalam, M.D., Cardiac Electrophysiologist, Mayo Clinic

MAYO CLINIC



"The quality of the recording that we can get in the lab can make a big difference [during the procedure]. . . The PURE EP System clearly gave us better quality of intracardiac recording [compared to conventional systems.]"

- Andrea Natale, M.D., Texas Cardiac Arrhythmia Institute

TEXAS CARDIAC ARRHYTHMIA INSTITUTE
St. David's Medical Center

Commercialization – Regions and Centers of Excellence


Mass. General Hospital
Boston, MA
Deborah Heart Center
Browns Mills, NJ
University of Pennsylvania
Philadelphia, PA
Memorial Hospital
South Bend, IN
Overland Park Med. Ctr.
Kansas City, KS
Texas Cardiac Arrhythmia Institute
St David's Medical Center
Austin, TX
Mayo Clinic
Jacksonville, FL
United States
PURE EP™
SEE MORE, CLEARLY

Florida
120 EP Programs
240 Labs

Texas
220 EP Programs
440 Labs

Northeast
175 EP Programs
400 Labs

Revenue Potential
$286 Million

Source: Industry data and BioSig Technologies, Inc. estimates.

Business Model

PURE EP™
SEE MORE, CLEARLY

Data Sets
- High-value annotated data for further applications

Modules
- Offers software solutions for clinically validated applications

Service Agreements
- Additional revenue from training, installation, and software upgrades

PURE EP™
- **Foundation of the business model starts with the PURE EP™ System**
- Revenue from buying, leasing, and renting the product

Unique Collaboration with Mayo Clinic

- 10-year strategic agreement
  - Collaboration on technology development
  - Joint IP filings
  - Licensing opportunities
  - Mayo Clinic has invested capital in the development of the PURE EP™ System
  - New R&D program to develop transformative AI and machine learning for PURE EP™
- First PURE EP™ System installed at Mayo Clinic in Florida in January 2020

MAYO CLINIC

Strong IP Portfolio

31 allowed/issued worldwide design and utility patents, which cover various features of the PURE EP™ System's display screens and graphical user interface for enhanced visualization of biomedical signals


BioSig™
technologies

- Differentiated combination of hardware and software is supported by strong IP and serves as the main competitive advantage over competing systems
- Sherpa Technology Group and Sterne Kessler Goldstein & Fox are effectively developing patent and IP strategy
- Conducted a thorough Landscape Review to understand ability to successfully file patents
- BioSig is an exclusive licensee of Mayo Clinic to several patents and applications covering software features of PURE EP™ and additional complementary technologies
- All patents and applications are assigned or exclusively licensed to the company

Value Drivers

- Raised $41 million in 2020
- $32 million in cash on the balance sheet and no debt
- Achieved first commercial contract 4Q20
- Expect to triple the customer base in 2021
- Expect sequential revenue growth in 2021
- Expect CE mark approval / EU entry 2022


BioSig
technologies
PURE EP

Nasdaq: BSGM

Management Team



Kenneth L. Londoner, MBA
Founder, Chairman, CEO, Director
NeuroClear Technologies; Endicott Management Partners; J &W Seligman & Co.



Natasha Drapeau
Executive Vice President
NeuroClear Technologies; Alliance for Advancing Bioelectronic Medicine; Institute of Directors, UK; IG Group Plc, UK



Barry Keenan, Ph.D, MBA, PMP
Vice President, Engineering
Medtronic; Nexeon MedSystems; Alfred Mann Institute for Biomedical Engineering; Alfred Mann Foundation for Scientific Research



Todd Wiltshire
Senior Vice President, Corporate Development
Fidelity Investments; Credit Agricole; UBS; Morgan Stanley



John Kowalski
Vice President, Sales
Biosense Webster (Johnson & Johnson)



Olivier Chaudoir
Senior Director, Marketing
Biosense Webster; DePuy Synthes



Steve Chaussy, CPA
CFO
NeuroClear Technologies; Liberski Inc; Anna & Co; Penske Automotive; Ford Hogg and Cobbe



Brenda Castrodad
Director of Human Resources
TissueTech, Inc.; HeartWare, Inc., Schering-Plough Corp



Andy Ballou
Vice President, Investor Relations
Janney Montgomery Scott; RBC Capital Markets



Julie Stephenson, BSN, MBA
Vice President, Clinical Affairs
Medtronic; Boston Scientific; Guidant Corporation



Manasi Patwardhan
Director of Strategic Planning Verily Life Sciences, Boston Scientific- Neuromodulation; Medtronic